Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes

10. Income taxes

At the end of each interim period, the Company applies its estimated annual effective tax rate (“ETR”) to its interim earnings before considering the tax effect of any discrete items. The Company also records the tax impact of certain unusual or infrequently occurring items, including the effects of changes in valuation allowances and tax laws or rates, in the interim period in which they occur. Any penalties and/or interest incurred in connection with the payment of the Company’s income tax obligations are classified within general and administrative expenses and interest expense, respectively.

The computation of the estimated annual ETR for each interim period requires certain estimates and significant judgments, including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in state jurisdictions, estimates of permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained, or the tax environment changes. For the 2013 fiscal year, the Company’s estimated annual ETR is 37%, which excludes the impact of changes in the valuation of the Private Placement Warrants which is a non-taxable transaction. Given the subjectivity and volatility of the valuation of the Private Placement Warrants, it is not possible to project the impact of the change in the Private Placement Warrants in the computation of the Company’s estimated annual ETR. As a result, the Company’s reported ETR will differ from the estimated annual ETR due to the changes in the valuation of the Private Placement Warrants in the periods in which such changes occur.

For three months ended March 31, 2013, the Company’s ETR was not meaningful due to the significance of the change in the valuation of the Private Placement Warrants on income which resulted in a pre-tax financial loss and its exclusion from the computation of taxable income (loss). The Company’s ETR for the three months ended March 31, 2012 was 47.3% after taking into account the non-deductibility of the expense associated with the Private Placement Warrants recognized in the period. Excluding the impact of the expense associated with the Private Placement Warrants, the Company’s effective income tax rate was 36.2% in the three months ended March 31, 2012.

12. Income taxes

The expense (benefit) for income taxes for the years ended December 31, was as follows:

	2012	2011	2010
Current tax expense
Federal	$3,806	$2,816	$418
State	1,053	827	107

	4,859	3,643	525

Deferred tax expense (benefit)
Federal	(542)	(809)	(112)
State	(174)	(61)	(47)

	(716)	(870)	(159)

Total tax expense	$4,143	$2,773	$366

The reconciliation between the Company’s effective tax rate on income from continuing operations and the statutory tax rate for the years ended December 31, was as follows:

	2012		2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax expense at federal statutory rate	$3,687	34.0%	$2,324	34.0%	$658	34.0%
State income tax, net of federal benefit	581	5.4	506	7.4	76	3.9
Non-deductible transaction expenses	—	—	259	3.8	—	—
Non-deductible private placement warrant expense	152	1.4	130	1.9	—	—
Domestic production activity	(221)	(2.0)	(216)	(3.1)	51	2.6
Research tax credits	(44)	(0.4)	(240)	(3.5)	(260)	(13.4)
Other, net	(12)	(0.2)	10	0.1	(159)	(8.2)

Income tax expense	$4,143	38.2%	$2,773	40.6%	$366	18.9%

Components of the net deferred tax asset or liability consisted of the following as of December 31:

	2012	2011
Allowances and bad debts	$184	$188
Accrued warranty	276	329
Accrued legal fees	—	124
Accrued wages and benefits	331	570
Inventory	862	484
Deferred revenue	512	81
Other	11	38

Total current deferred tax assets	2,176	1,814

Tax depreciation in excess of book	(371)	(490)
Stock compensation	192	—
Other	43	—

Total deferred tax liabilities	(136)	(490)

Net deferred tax assets	$2,040	$1,324

At December 31, 2012 and 2011, the Company did not record a deferred tax valuation allowance, as the Company believed it was more likely than not that earnings would be sufficient to realize the deferred tax assets. The Company has recorded no liability for uncertain tax positions. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2012 and 2011, the Company had no amounts accrued for interest or penalties.

The Company files a consolidated income tax return in the U.S. federal jurisdiction and in various states. In the normal course of business, the Company is subject to examination by taxing authorities. The Company believes that it is no longer subject to federal and state income tax examinations for years prior to 2009.

The Company’s income tax expense for the year ended December 31, 2012, increased principally due to the higher taxable income realized in 2012 as compared with 2011. In addition, the Company’s income tax expense does not include the benefit of any federal research tax credits expected to be realized for the year ended December 31, 2012, because the enactment of the legislation providing the federal research tax credits for 2012 was not signed into law until January 2, 2013, and generally accepted accounting principles prohibit retroactive application of tax law changes. The federal research tax credit included in our 2011 federal income tax provision was $240,000. The Company generates research tax credits as a result of its research & development activities which reduce the Company’s effective income tax rate. In general, these credits are general business credits and may be carried forward up to 20 years to be offset against future taxable income.

The Company’s effective income tax rate for the year ended December 31, 2012, was 38.2% as compared with 40.6% for the prior year. The Company’s income tax rate for the year ended December 31, 2012 decreased due to a lower effective state rate as compared to 2011, which was principally attributable to estimated state tax credits. In addition, the 2011 estimated tax rate was adversely impacted by non-deductible expenses associated with certain transaction costs incurred in connection with the reverse recapitalization. The Company’s effective income tax rate is also favorably affected each year by the domestic production activities deduction, which is a permanent deduction in the computation of taxable income. The Company’s effective income tax rate for the year ended December 31, 2010, was 18.9%. The Company’s effective income tax rate was lower in 2010 as compared to 2011 principally due to the significant impact that the research tax credit had in 2010 as a result of the lower pre-tax earnings for that year.